                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant: X
Filed by a Party other than the Registrant:
Check the appropriate box:

   Preliminary Proxy Statement            Confidential, for Use of
X  Definitive Proxy Statement             the Commission Only (as
   Definitive Additional Materials        permitted by Rule 14a-
                                          6(e)(2))

     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 EATERIES, INC.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X    No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------

    (2)   Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------------

    (4)   Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------------

    (5)   Total fee paid:

-----------------------------------------------------------------------------

          Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)   Amount Previously Paid:

----------------------------------------------------------------------------

    (2)   Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------------

    (3)   Filing Party:

----------------------------------------------------------------------------

    (4)   Date Filed:

----------------------------------------------------------------------------

                           [EATERIES, INC. LETTERHEAD]

                             1220 S. Santa Fe Avenue
                                Edmond, OK 73003






                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                                 DATE:     May 28, 2002
                                 TIME:     9:00 a.m.
                                PLACE:     Garfield's Restaurant & Pub
                                           Quail Springs Mall
                                           2501 W. Memorial Road
                                           Oklahoma City, OK 73134

Dear Shareholders:

At the Annual Meeting, we will ask you to:

    o   Elect two directors; and

    o Transact any other business that may be properly presented before the Annual Meeting.

         If you were a shareholder of record at the close of business on March 29, 2002, you may vote at the Annual Meeting.

                                            By Order of the Board of Directors
                                            PATRICIA L. ORZA
April 20, 2002                              Secretary



















PLEASE SIGN; DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE ITS EXERCISE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW THE PROXY AND VOTE IN PERSON.

                                TABLE OF CONTENTS

                                                                            Page
INFORMATION ABOUT THE MEETING AND VOTING................................      1
    Why did you send me this Proxy Statement?...........................      1
    How many votes do I have?...........................................      1
    How do I vote by proxy?.............................................      1
    What does the Board of Directors recommend?.........................      1
    May I revoke my Proxy?..............................................      1
    How do I vote in person?............................................      2
    What vote is required to approve each proposal?.....................      2
INFORMATION ABOUT EATERIES, INC. COMMON STOCK OWNERSHIP.................      3
    Who owns the most Eateries, Inc. stock?.............................      3
    Did directors, executive officers and greater-than-10%
      shareholders comply with Section 16(a) Beneficial Ownership
      Reporting in 2001? ...............................................      3
ELECTION OF DIRECTORS...................................................      4
    The Board of Directors..............................................      4
    Who has the Board nominated? .......................................      4
    Who are the Board Members whose positions are not open for
      election in this Annual Meeting? .................................      5
    The Committees of the Board of Directors............................      7
    How do we compensate directors?.....................................      7
    Related transactions with directors and executive officers..........      7
    Compensation Committee Interlocks and Insider Participation.........      8
    The Executive Officers who are not directors........................      8
    How do we compensate the Executive Officers?........................      9
    Summary Compensation Table..........................................     10
    Options Granted in 2001.............................................     11
    Aggregated Option Exercises in 2001 and Year-end Option Values......     11
    Omnibus Equity Compensation Plan....................................     12
    Employment Agreements with the Chief Executive Officer and
     certain other Executive Officers...................................     12
    Stock Put Agreements................................................     12
COMMITTEE REPORTS
    Report of the Audit Committee.......................................     13
    Report on Executive Compensation for 2001...........................     14
    Executive Compensation Report.......................................     14
    Principal Components of Executive Compensation......................     14
    Base Salaries.......................................................     14
    Stock Incentives....................................................     14
    Cash Bonuses........................................................     15
    401(k) Plan.........................................................     15
    Policy on Deductibility of Certain Compensation.....................     15
    Compensation of Chief Executive Officer.............................     15
PERFORMANCE GRAPH.......................................................     16
OTHER INFORMATION ABOUT THE ANNUAL MEETING..............................     17
    Shareholder Proposals for the Next Annual Meeting...................     17
    Auditors............................................................     17
    Who will bear the cost of soliciting these proxies?.................     17
    How do I obtain an Annual Report on Form 10-K?......................     17
EXHIBIT "A" AMENDED AUDIT COMMITTEE CHARTER ............................     18

                               PROXY STATEMENT FOR

                       2002 ANNUAL MEETING OF SHAREHOLDERS
                    INFORMATION ABOUT THE MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is asking for your proxy to vote at the 2002 Annual Meeting of the Shareholders. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply sign, date and return the enclosed proxy card.

         We anticipate sending this Proxy Statement, the Notice of Meeting and the enclosed proxy card on or around April 20, 2002 to all shareholders entitled to vote. If you were a shareholder of record at the close of business on March 29, 2002, you may vote at the Annual Meeting. On March 29, 2002, there were 3,000,317 shares of our common stock outstanding. Common stock is our only class of voting stock.

HOW MANY VOTES DO I HAVE?

         Each share of Eateries, Inc. stock that you own entitles you to one vote on each matter considered at the Annual Meeting. Your proxy card shows the number of shares of common stock that you own.

HOW DO I VOTE BY PROXY?

         Please sign, date and return the proxy card, whether or not you plan to attend the Annual Meeting. You will not affect your right to attend and vote at the Annual Meeting by returning the proxy card.

         If you sign, date and return the proxy card to us in time to vote, your "proxy" (one of the individuals named in the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

     The Board of Directors recommends a vote: "FOR" the two nominees for director.

         At the time this Proxy Statement went to press, we knew of no other matters, which needed to be acted on at the Annual Meeting. We will not introduce any substantive matters at the Annual Meeting which are not presented in this Proxy Statement. If any other business, such as procedural matters, is presented at the Annual Meeting, your proxy will vote according to his best judgment.

MAY I REVOKE MY PROXY?

    o If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

        o You may notify Patricia L. Orza, our Secretary, in writing before the Annual Meeting that you have revoked your proxy;

        o   You may send another proxy with a later date to us in time to vote;
            or

        o You may attend the Annual Meeting and request revocation of your proxy. (You must request revocation - attendance at the Annual Meeting alone will not revoke your proxy.)

HOW DO I VOTE IN PERSON?

         If you attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee, which shows that you are the beneficial owner of the shares on March 29,2002, the record date for voting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1:                                The two directors who receive the
ELECT TWO DIRECTORS               most votes will be elected. So, if you do not
                                  vote for a particular nominee, or you withhold
                                  authority to vote for a particular nominee on
                                  your proxy card, your vote will not count
                                  either "for" or "against" the nominee.

                                           A broker non-vote will have no
                                  effect on the election of the directors.

Proposal 2:                                The affirmative vote of a majority
OTHER BUSINESS                    of the shares represented in person or by
                                  proxy and entitled to vote at the meeting is
                                  required to approve other matters properly
                                  brought before the meeting. So, if you
                                  "abstain" from voting, it has the same effect
                                  as if you voted "against" a proposal.

                                           A broker non-vote will not count
                                  as a "share present". So, a broker non-vote will reduce the number of affirmative votes that are necessary to approve any proposal.

             INFORMATION ABOUT EATERIES, INC. COMMON STOCK OWNERSHIP

WHO OWNS THE MOST EATERIES, INC. STOCK?

         This table shows, as of March 29, 2002, all of the persons we know to be "beneficial owners" (1) of more than five percent of Eateries, Inc. common stock. This table also shows the beneficial ownership of each director and executive officer of Eateries, Inc. (even if he or she owns less than five percent of the common stock) and of all our directors and executive officers as a group.

                                                  Directly            Presently           Shares Beneficially Owned(4)
                                                   Owned             Exercisable          -----------------------------
           Name                                   Shares(2)        Stock Options(3)           Number            Percent
           ----                                  ----------       -----------------        ----------         ---------
Vincent F. Orza, Jr.                                390,353              390,000               780,353           23.0%
Patricia L. Orza
2001 Cambridge Way
Edmond, OK 73013

Edward D. Orza
123 Skunk Lane                                      448,900               70,000               518,900           16.9%
Wilton, CT 06897

James M. Burke
5209 Rock Port Way                                  196,845              170,000               366,845           11.6%
Oklahoma City, OK 73013

Bradley L. Grow                                      21,000               90,000               111,000            3.6%

Marc Buehler                                          3,416                   -                  3,416             .1%

Jaroslav Lajos                                       57,459               12,500                69,959            2.3%

Philip Friedman                                      49,332               70,000               119,332            3.9%

Thomas F. Golden                                     50,682               60,000               110,682            3.6%

Larry Kordisch                                        5,000               50,000                55,000            1.8%

Directors and Executive
Officers as a group (9                            1,222,987              912,500             2,135,487           54.6%
persons)

(1) "Beneficial ownership" is a technical term broadly defined by the Securities Exchange Commission to mean more than ownership in the usual sense. So, for example, you "beneficially" own Eateries, Inc. common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding) have (or share) the power to vote the stock, or to sell it, or if you have the right to acquire it within 60 days.

(2) This column excludes shares which the shareholder has the right to acquire by exercising stock options.

(3) This column shows the number of shares the shareholder may acquire though the exercise of presently exercisable stock options or stock options which will become exercisable within 60 days of March 29, 2002.

(4) This column includes shares directly owned and shares subject to presently exercisable stock options as described in footnotes (1), (2) and (3) above.

Did directors, executive officers and greater-than-10% shareholders comply with
Section 16(a) Beneficial Ownership Reporting in 2001?

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and greater-than-10% shareholders to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and to give us copies of the reports. Based on our review of these reports and of written representations of the reporting persons provided to us, we believe that all reporting persons complied with the Section 16(a) filing requirements for 2001.

                              ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS

         The Board of Directors oversees the business and affairs of Eateries, Inc., but does not participate in day-to-day operations. The Board of Directors consists of seven members who are divided into three substantially equal classes. Each class is elected for a different term. The number of directors comprising the Board of Directors may be increased or decreased by amendment to our bylaws. Our officers serve at the discretion of the Board of Directors, subject to contractual arrangements.

         The Board of Directors has nominated two directors for election. Each nominee currently serves as one of our directors. We know of no reason why any nominee may be unable to serve as director. However, if any of them should be unable to serve; your proxy may be voted for a substitute nominee proposed by the Board of Directors.

WHO HAS THE BOARD OF DIRECTORS NOMINATED?

                                Class II Nominees

Thomas F. Golden              Mr. Golden has served as a director since 1991. He
Age 59                        is a shareholder and director of the law firm of
                              Hall, Estill, Hardwick, Gable, Golden & Nelson,
                              P.C., an Oklahoma law firm with offices in Tulsa
                              and Oklahoma City. Mr. Golden has been with this
                              firm since 1967. He served as outside general
                              counsel for Williams Realty Corp. (1974-1987), a
                              real estate developer of major downtown mixed-use
                              centers, including Tabor Center in Denver,
                              Colorado and River Center in San Antonio, Texas.
                              He holds a Bachelor of Science degree in Economics
                              from Oklahoma State University and a Juris
                              Doctorate from the University of Tulsa. He is a
                              member of the Urban Land Institute and a board
                              member of DTU, Ltd., American Red Cross and
                              Midwesco Industries, Inc.

Philip Friedman               Mr. Friedman served as a director of the Company
Age 53                        from 1986 until 1991 when he became an advisory
                              director. He served as an advisory director until
                              November 1992, when he was appointed to the Board
                              to fill the vacancy created by the death of Mr.
                              George H. Marx. Mr. Friedman is the President of
                              McAlister's Corporation, operator and franchisor
                              of the McAlister's Deli Restaurant chain. He is
                              also Chairman of the Board for Rosti Restaurants
                              and is the President and principal shareholder of
                              P. Friedman & Associates, Inc., a food management
                              and consulting company based in Rockville,
                              Maryland. From 1984 through 1986, he was Vice
                              President of Finance and Administration for
                              Cini-Little International, Inc., the largest food
                              service consulting firm in the United States.
                              While with P. Friedman & Associates, Inc., Mr.
                              Friedman has taken interim executive positions
                              with certain clients. In 1996, Mr. Friedman was
                              named interim President of Panda Management
                              Company, Inc., a national chain of restaurants
                              serving Chinese food. In 1990, he became the Chief
                              Financial Officer of Service America Corporation
                              during its financial and organizational
                              restructuring. Service America Corporation filed
                              for reorganization under Chapter 11 of the Federal
                              bankruptcy laws approximately 18 months after Mr.
                              Friedman resigned as Chief Financial Officer.

                              Mr. Friedman graduated from the University of Connecticut with Bachelors and Masters degrees and received his MBA from the Wharton School of Business at the University of

                              Pennsylvania. Mr. Friedman serves as a director of Roadhouse Grill, Inc., Paramark Enterprises, Inc.
                              and Romacorp, Inc. Roadhouse Grill, Inc. and
                              Paramark Enterprises, Inc. are both publicly-owned corporations.

              The Board of Directors recommends that you
                              vote "FOR"
                 the election of the two nominees for
                               director.

         Two positions on the Board of Directors are open for election at the Annual Meeting. The Board has nominated the Board members currently holding these positions for re-election.

WHO ARE THE BOARD MEMBERS WHOSE POSITIONS ARE NOT OPEN FOR ELECTION IN THIS ANNUAL MEETING?

Dr. Vincent F. Orza
Age 51                        CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF
                              EXECUTIVE OFFICER SINCE ITS ORGANIZATION IN JUNE
                              1984.

                              Dr. Orza created the Garfield's Restaurant & Pub concept with our Vice President and Chief
                              Operating Officer, James M. Burke. Before that time, Dr. Orza was Senior Vice President of
                              Marketing and Administration at a franchisee of Chi-Chi's Mexican Restaurants. Dr. Orza also operates Advertising and Marketing Associates, an Oklahoma City-based, market research and advertising company.

                              Dr. Orza is a speaker, panelist and organizer of numerous national restaurant conferences and conventions. He serves as a director of the Oklahoma Restaurant Association, the Juvenile
                              Diabetes Foundation and the Oklahoma Leukemia
                              Society, Chairman of the United Cerebral Palsy
                              Telethon of Oklahoma, and was a 1990 candidate for Governor of the State of Oklahoma.

                              Dr. Orza also served as Business and Economics
                              Editor and News Anchor for KOCO-TV, an ABC news affiliate, where he received numerous national awards for excellence in business journalism. He was also a tenured professor in Oklahoma's largest school of business at the University of Central
                              Oklahoma. A contributor and editor of several professional textbooks, journals and other publications, Dr. Orza was awarded several fellowships in various marketing disciplines. He holds a Doctor of Education degree from the University of Oklahoma and Bachelor of Science in Business and Master of Education degrees from Oklahoma City University.

James M. Burke                PRESIDENT AND CHIEF OPERATING OFFICER,
Age 40                        ASSISTANT SECRETARY AND A DIRECTOR SINCE 1987.
                              Mr. Burke joined the Company in October 1984 as
                              cofounder and General Manager of the first
                              Garfield's Restaurant and Pub. His
                              responsibilities include overseeing day to day
                              operations of all three restaurant concepts as
                              well as corporate support departments that include
                              human resources, purchasing and product
                              development, real estate, new store development
                              and training. He holds a Bachelor of Arts degree
                              in Business from Oklahoma City University.

Edward D. Orza                DIRECTOR SINCE 1984.
Age 50                        He has served as Chairman of the Board and
                              President of Brockway Truck Sales, Inc., a
                              heavy-duty truck parts distributor in New York,
                              since August 1983. From September 1975 through
                              August 1983, Mr. Orza served as
                              Secretary/Treasurer and a director of TriCounty
                              Crane Carriers, Inc., which engaged in new truck
                              sales.

Larry Kordisch                DIRECTOR SINCE 1997.
Age 54                        Mr. Kordisch was appointed to fill a vacancy in
                              the Board of Directors in April 1997. Mr. Kordisch
                              is a financial consultant. He was the Executive
                              Vice President - Finance and Chief Financial
                              Officer of Homeland Stores, Inc., a leading retail
                              grocery store chain based in Oklahoma City,
                              Oklahoma, from February 1995 to May 1998. While at
                              Homeland he was responsible for finance,
                              accounting, risk management, and information
                              technology functions. From 1985 to 1995, Mr.
                              Kordisch served as Executive Vice President -
                              Finance and Administration, Chief Financial
                              Officer and member of the Board of Directors of
                              Scrivner, Inc., a $6 billion food distribution
                              company. Mr. Kordisch holds a Bachelor of Science
                              in Business Administration degree from the
                              University of Colorado.

Patricia L. Orza              SECRETARY AND A DIRECTOR SINCE 1984.
Age 48                        Prior to ceasing active employment in 1982, Ms.
                              Orza worked in management and purchasing positions
                              with several retail stores. Ms. Orza earned a
                              Bachelor's degree from the University of Central
                              Oklahoma in 1980. Ms. Orza is Dr. Vincent F. Orza,
                              Jr.'s wife.

The Committees of the Board of Directors

     The Board of Directors has two permanent committees:

THE AUDIT COMMITTEE                      The Audit Committee performs the
                                  functions described in its charter. Its
                                  charter has been amended and the amended
                                  charter is attached to this Proxy Statement as
                                  Exhibit A. The Audit Committee's Report 2001
                                  is included in this Proxy Statement beginning
                                  on page 12.

                                         Mr. Philip Friedman, Mr. Thomas Golden
                                  and Mr. Larry Kordisch are members of the committee. Each of the members meets the independence standards established by Nasdaq.
                                  Mr. Kordisch serves as chairman of the
                                  committee. The Audit Committee met four times in fiscal year 2001.

THE COMPENSATION COMMITTEE               The Compensation Committee administers
                                  the executive compensation program of
                                  Eateries, Inc. (except that the entire Board
                                  of Directors administers the Omnibus Equity
                                  Compensation Plan.)

                                         The members of the committee are
                                  independent non-employee directors. Each year, as the Securities Exchange Commission requires, the committee reports to you on executive compensation. The Compensation
                                  Committee's Report on Executive Compensation for fiscal year 2001 is printed at pages 14 and 15.

                                         Mr. Larry Kordisch and Mr. Thomas F.
                                  Golden are members of the committee. Mr.
                                  Golden serves as chairman of the committee.
                                  The Compensation Committee met one time in fiscal year 2001.

HOW DO WE COMPENSATE DIRECTORS?

     During fiscal year 2001, we compensated the directors as follows:

       ANNUAL FEE   We paid each director an annual retainer fee of $10,000
                    (paid in quarterly installments

     MEETING FEE    We paid each director $500 for each board meeting, committee meeting or travel day.

   STOCK OPTIONS    Directors may (but are not required to) receive a grant of stock option. In 2001, 110,000 options were granted to directors as directors.

RELATED TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

         We have a policy that requires that any transactions between Eateries, Inc. and our officers, directors, and affiliates be on terms no less favorable than those that we could obtain from unrelated third parties.

         We have employed the firm of Advertising & Marketing Associates, which is owned by Dr. Vincent F. Orza, Jr., as our advertising agency. The firm purchases most of our electronic, outdoor and print media advertising, and has provided creative materials and marketing research for us. We paid the firm $1,297,000 for media costs in 2001, from which it retained standard agency discounts. Dr. Orza represents that the 2001 discounts were approximately $120,000 net of expenses. The firm does not charge us for creative or marketing research. We believe that our arrangement with Advertising & Marketing Associates is consistent with our policy on transactions with directors and in the best interest of Eateries, Inc.

         We lease our corporate offices in Edmond, Oklahoma from Great Places, L.L.C., an entity, which is owned by Dr. Orza, Jr. and Messrs. Burke and Grow. Our lease with Great Places commenced in June 1999, and we paid a total of $106,800 in rent to Great Places in 2001. The lease requires us to pay monthly rental to Great Places of $8,900, and remains in effect until June 2014.

         The Shawnee Oklahoma Garfield's Restaurant is leased from Great Places of Shawnee, L.L.C., an entity owned by Dr. Orza and Messrs. Burke and Grow. Our lease with Great Places of Shawnee commenced in October 1999, and we paid a total of $108,000 in rent in 2001. The lease requires us to pay monthly rental to Great Places of Shawnee of $9,000, and remains in effect until October 2014.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Thomas Golden, a member of our Audit and Compensation Committees, is a shareholder and director of Hall, Estill, Hardwick, Gable, Golden & Nelson, P.C. (an Oklahoma law firm with offices in Tulsa and Oklahoma City), the primary outside law firm of Eateries, Inc. We incurred legal fees of $184,000 with the law firm in 2001.

THE EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         These are the biographies of the current executive officers of Eateries, Inc., except for those officers who are also directors (whose biographies are included beginning on page 5).

Bradley L. Grow               VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND
Age 45                        ASSISTANT SECRETARY. Mr. Grow joined Eateries,
                              Inc. in July 1998. From 1979 through 1981, Mr.
                              Grow was with Touche Ross and Company (now
                              Deloitte and Touche) an international accounting
                              firm in their London, England office. In 1982 he
                              was employed by Grant Thornton and Company, an
                              international accounting firm, and from 1983 to
                              1984 was the Chief Financial Officer of the Harper
                              Companies. From 1985 to July 1998, Mr. Grow was
                              the Managing Partner and Principle Owner of Grow
                              and Company, a CPA firm with offices in three
                              states where he specialized in mergers,
                              acquisitions and business structure work. Mr. Grow
                              is a Certified Public Accountant and holds a
                              Bachelor of Science degree in Accounting and a
                              Masters of Business Administration degree from the
                              University of Central Oklahoma.

Marc A. Buehler               VICE PRESIDENT OF MARKETING.  Mr. Buehler joined
Age 32                        Eateries, Inc. in March 1999 as Vice President of
                              Marketing. Mr. Buehler is responsible for our
                              long-term strategic marketing efforts including
                              advertising, menu development, product research
                              and development, consumer research and support.
                              From 1996 until joining Eateries, Inc., Mr.
                              Buehler was Franchise Marketing Manager for
                              Applebee's International, Inc., operator and
                              franchisor of the world's largest casual dining
                              concept, Applebee's Neighborhood Grill & Bar. From
                              1992 to 1996, Mr. Buehler was employed by ESPN as
                              an account executive. Mr. Buehler holds a Bachelor
                              of Science degree in Business Administration and a
                              Master of Science degree in Advertising
                              Management, both from the University of Kansas.

Laurence M. Bader             VICE PRESIDENT OF FRANCHISE DEVELOPMENT.  Mr.
Age 57                        Bader joined Eateries, Inc. in 1999, as Vice
                              President of Franchise Development. Mr. Bader is
                              responsible for creating a Franchising Department
                              for Garfield's Restaurant and Pub and for
                              developing franchising locations, both
                              domestically and internationally. He consults with
                              franchisees on real estate and construction, and
                              manages a franchise relations team. Mr. Bader
                              brings more than 30 years of experience in
                              franchising, franchise relations, development, and
                              restaurant operations from Kentucky Fried Chicken
                              Corp., Marriott, Pizzeria Uno and, most recently,
                              from Applebee's International, where he
                              established and grew the franchise business from
                              115 restaurants in 1990 to the 1100 they operate
                              today. He has developed franchisees in 49 of the
                              50 states, Canada, Mexico, the Caribbean and
                              Europe. Mr. Bader holds a Marketing degree

                              from the University of Maine. He is a member of the International Council of Shopping Centers, and has represented his companies as a member and presenter at conventions of the International
                              Franchise Association.

Jaroslav Lajos                VICE PRESIDENT OF MANAGEMENT INFORMATION SYSTEMS.
Age 49                        Mr. Lajos joined Eateries, Inc. in December 1999
                              as Director of Management Information Systems, and
                              was recently promoted to Vice President. Mr. Lajos
                              is responsible for company wide computer
                              technologies and information systems. He was born
                              in Czechoslovakia and has lived in this country as
                              a U.S. citizen since 1970. Mr. Lajos has over 20
                              years of experience in various technical,
                              management, consulting, and entrepreneurial roles
                              with such companies as Control Data, Honeywell,
                              and Seagate. He holds a U.S. Patent for his
                              invention In 1988 of "Apparatus and method for
                              coordinating the front and back of a printer
                              apparatus having two-sided printing capability".
                              This invention is used in the Honeywell Series
                              4000 non-impact printers. Mr. Lajos holds a
                              Bachelor's degree in Mathematics and Master's
                              degree in Computer Science from the University of
                              Arizona and a PhD/ABD in Computer Science at
                              Oklahoma State University.

HOW DO WE COMPENSATE THE EXECUTIVE OFFICERS?

     The tables set forth on pages 10 and 11 shows:

        o Salaries, bonuses and other compensation (during the last three years) of the executive officers of Eateries, Inc. who earned over $100,000 in 2001;

        o   Options granted to the named executive officers in 2001; and

        o Options exercised by the named executive officers and the value of their outstanding options measured by the closing price of our common stock on December 30, 2001.

SUMMARY COMPENSATION TABLE

         This table shows the compensation paid over the last three years to the Chief Executive Officer and other executive officers who received compensation of $100,000 or more in 2001.

                                                                                                Long-Term
                                                                                                Compensa-
                                                                                                  tion
                                                 Annual Compensation                             Awards
                              ------------------------------------------------------------   ---------------
                                                                                              # of Shares           All
                 Name and                                                     Other            Underlying          Other
                 Principal                   Salary                           Annual             Stock          Compensation
                 Position      Year           (1)           Bonus          Compensation      Options Granted        (2)
                 --------      ----          ------         -----          ------------      ---------------    ------------
        Vincent F. Orza, Jr.   2001         $328,450       $25,000            $10,500(3)        90,000(4)         $   --
        Chairman of the        2000          303,758            --             12,000(3)        20,000(4)             --
        Board, and             1999          300,758            --             11,000(3)        20,000(4)             --
        Chief Executive
        Officer

        James M. Burke
        President,
        Chief Operating        2001         $206,110       $20,000            $10,500(3)        40,000            $   --
        Officer, Assistant     2000          181,110            --             12,000(3)        10,000                --
        Secretary and          1999          180,341            --             11,000(3)        10,000                --
        Director

        Bradley L. Grow
        Vice President,        2001         $175,000       $    --                                  --            $   --
        Chief Financial        2000          150,000            --                 --               --                --
        Officer and            1999          150,000            --    -                             --                --
        Assistant Secretary

        Mark Buehler           2001         $107,307       $    --                                  --            $   --
        Vice President of      2000               --            --                 --               --                --
        Marketing              1999               --            --                 --               --                --

        Laurence Bader         2001         $140,000       $16,200                                  --            $   --
        Vice President of      2000          140,000        19,800                 --               --                --
        Franchising            1999               --            --                 --               --                --

(1) Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers. Amounts shown also include automobile allowances as follows: Orza $8,450; Burke $6,110 and Grow $0 ($14,560 for the group).

(2) Amounts shown under this column represent the premiums paid by Eateries, Inc. under split-dollar life insurance plans. Under these plans, Eateries, Inc. pays the premiums for life insurance issued to the named executive. Repayment of the premiums is secured by the death benefit or the cash surrender value of the policy, if any, if the executive cancels and surrenders the policy.

(3)    Amounts shown represent directors' fees.

(4) Amount shown includes stock options granted to Dr. Orza's spouse, Patricia L. Orza, a director of Eateries, Inc.

                             OPTIONS GRANTED IN 2001

         This table shows the options granted to the named executive officers who received compensation of $100,000 or more in 2001.

                                                   % of
                                    # of           Total                                           Potential Realized
                                   Shares         Options                                           Value at Assumed
                                   Under-         Granted                                        Annual Rates of Stock
                                    lying           to            Exercise       Expira            Price Appreciation
                        Date       Options       Employees         Price          tion              for Option Term
                        of         Granted        in 2000           (2)           Date          ------------------------
       Name            Grant       in 2000          (1)           ($share)       (Mo/Yr)        5% (3)           10% (4)
       ----            -----       -------       ---------        --------       -------        ------           -------
Vincent F.
Orza, Jr.             1/08/01      70,000(5)        29.2%          $2.125        1/08/06        $41,097          $91,813
Vincent F.
Orza, Jr.             6/22/01      20,000(5)        8.3%           $3.025        6/22/06        $16,715          $36,936
James M. Burke        1/08/01      30,000          12.5%           $2.125        1/08/06        $17,613          $38,920
James M. Burke        6/22/01      10,000           4.2%           $3.025        6/22/06        $ 8,358          $18,468

(1) Includes options granted to non-employee directors.

(2) Exercise price was market price on date of grant.

(3) Assumes 5% annual increase in stock price over term of option.

(4) Assumes 10% annual increase in stock price over term of option.

(5) Includes options granted to Dr. Orza's spouse, Ms. Patricia L. Orza, a director of Eateries, Inc.

         AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

         This table shows options exercised by the named executive officers (who received compensation of $100,000 or more in 2001) and the value of their outstanding options measured by the closing price of Eateries, Inc.'s common stock on December 30, 2001.

                                                                   Number of Shares
                                                                      Underlying                Value of Unexercised
                                  Shares                         Unexercised Options            in-the-Money Options
                                 Acquired         Value             at FY-End (#)                   at FY-End ($)
                                    on          Realized             Exercisable/                   Exercisable/
            Name                 Exercise          (1)              Unexercisable                   Unexercisable
            ----                 --------       --------         -------------------            ---------------------
Vincent F. Orza, Jr. (2)(3)         --             --                 390,000/-                       $5,250 /-
James M. Burke (2)                  --             --                 170,000/-                       $2,250 /-
Bradley L. Grow                     --             --               90,000/60,000                      -- / --

(1) Market value at exercise date less exercise price.

(2) The options held by Dr. Vincent F. Orza, Jr. and Mr. James M. Burke include options received for service as directors of Eateries, Inc.

(3) The information shown for Dr. Orza includes the beneficial ownership of director options for 70,000 shares held by his spouse, Ms. Patricia Orza.

                        OMNIBUS EQUITY COMPENSATION PLAN

         Under the Omnibus Equity Compensation Plan of Eateries, Inc. (the "Omnibus Equity Plan"), the Board of Directors may grant stock options, restricted stock or other derivative securities to our employees and directors. Under the Omnibus Equity Plan, if there is a change in control of Eateries, Inc., all unvested stock options will vest and all outstanding stock options or other plan awards will be cashed out unless the Compensation Committee determines otherwise. Under the Omnibus Equity Plan, we may not grant options at an exercise price, which is less than 85% of the fair market value of the common stock on the date of grant.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                           Number of securities remaining
                              Number of securities to be    Weighted-average exercise   available for future issuance under
                                issued upon exercise of        price of outstanding          equity compensation plans
                                 outstanding options,          options warrants and      (excluding securities reflected in
       Plan category              warrants and rights                 rights                        column (a))
       -------------          --------------------------    -------------------------   -----------------------------------
 Equity compensation plans              962,000                       $3.08                           312,366
   approved by security
          holders

 Equity compensation plans
 not approved by security                 --                            --                              --
          holders
           Total

             EMPLOYMENT AGREEMENTS WITH THE CHIEF EXECUTIVE OFFICER
                      AND CERTAIN OTHER EXECUTIVE OFFICERS

         We have employment agreements with Dr. Vincent F. Orza, Jr., Mr. James
M. Burke and Bradley L. Grow dated as of April 1, 2002. The employment agreements with Dr. Orza, Mr. Grow and Mr. Burke provide for three-year terms, which unless terminated, automatically renew for additional one-year terms on each March 31. The current base salary of each executive under his or her respective employment agreement is as follows:

         o   Vincent F. Orza, Jr. $325,000

         o   James M. Burke $220,000

         o   Bradley L. Grow $175,000

         If Dr. Orza, Mr. Grow or Mr. Burke should die during the term of his employment agreement, we will pay his estate an amount equal to two years' salary out of the proceeds of the key man life insurance policy maintain on the executive's life.

         STOCK PUT AGREEMENTS. If Dr. Orza or Mr. Burke should die, the executive's estate or other legal representative has the right (but not the obligation) to compel Eateries, Inc. to purchase all or part of the common stock:

         o   Owned by or under stock options to the executive;

         o Owned by the executive's immediate family members (i.e. spouse or children); or

         o Controlled by the executive or his immediate family members through trusts, partnerships, corporations or other entities on the date of the executive's death.

         We will pay for any compelled purchase of stock out of (and limited to) the proceeds of the key man life insurance policies we hold on the executive.

                                COMMITTEE REPORTS

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees Eateries' financial reporting process on behalf of the Board of Directors. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the financial statements of Eateries are in all material respects complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of the management and the independent auditors. It is also not the responsibility of the Audit Committee to assure compliance by the Company with laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Eateries' accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and Eateries including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

         The Audit Committee discussed with Eateries' internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Eateries' internal controls, and the overall quality of Eateries' financial reporting. The Audit Committee held four meetings during 2001.

         In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 30, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also approved the selection of Eateries' independent auditors.

         Larry Kordisch
         Philip Friedman
         Thomas Golden
         April 1, 2002

                  The following table provides the various fees and out-of-pocket costs billed by Arthur Andersen LLP for the fiscal year ended December 30, 2001.

       Audit                 Financial Information Systems                    Other Audit             All Other
       Fees                 Design and Implementation Fees                   Related Fees               Fees
       ----                 ------------------------------                   ------------             ---------
      $71,500                             $0                                    $14,300                $2,200

         The Audit Committee of the Board has considered whether the provision by Arthur Andersen LLC of non-audit services included in the fees set forth in the table above under "All Other Fees" is compatible with maintaining the independence of Arthur Andersen LLC.

REPORT ON EXECUTIVE COMPENSATION FOR 2001

         The Compensation Committee develops, implements, reviews and administers the executive compensation programs and policies of Eateries, Inc. It also monitors the performance and compensation of the management, and makes recommendations and reports to the Board of Directors about the levels of executive compensation.

         The Compensation Committee furnished the following report on executive compensation for 2001:

                          EXECUTIVE COMPENSATION REPORT
                 PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION

     We have designed the executive compensation program of Eateries, Inc. to:

         o   Attract and retain capable personnel; and

         o   To motivate them through rewards based on:

             -   Employee performance;

             -   The financial performance of Eateries, Inc.; and

             -   Stock price appreciation.

         We compensate our executives through base salary, stock incentives (that reward management for stock price appreciation and align management and shareholder interests) and possible cash bonuses (based on achieving annual operating income targets).

                                  BASE SALARIES

         We determine base salaries by a subjective mix of the performance of Eateries, Inc., its size, cash availability, and the levels of compensation received by executives at similar companies. For an overview of executive salaries, see the Summary Compensation Table on page 10. We believe that the management's base salary levels are and have been at or below the levels of compensation received by executives at similar companies. This belief is based on the collective knowledge of our committee members and on informal compensation surveys of public corporations in the restaurant industry, which we regard as a reasonable sampling of industry standards.

                                STOCK INCENTIVES

         We provide long-term incentive awards for our management through our stock incentive program (introduced in 1987). The stock incentive program is currently composed of:

         o A stock grant program and stock option grants for lower level management;

         o   Stock option agreements for our President and Vice Presidents; and

         o   Stock option grants for incoming and long-term directors.

         We offer this incentive compensation to our executives instead of more traditional compensation packages (offering broad insurance coverages, retirement plans, and higher base salaries) because we believe it helps align the interests of our management with our shareholders. By placing a substantial portion of management's compensation in a stock incentive program, their compensation is "at risk" in much the same way that a shareholder's stock purchase price is "at risk". Management only earns this incentive compensation through its ability to make Eateries, Inc. perform, therefore, improving its value and the corresponding price of its stock. So, management and the shareholders benefit together, and their interests are aligned. We have the same goal for our director stock option plan: to reward shareholder interests.

         EMPLOYEE PURCHASE PLAN. In 1994, we adopted an employee stock purchase plan, which gives all employees (except for those owning 5% or more of our common stock) the right to purchase shares of common stock at a discount from market price. This program is intended to give all employees a financial stake in our success.

                                  CASH BONUSES

         In contrast to our stock incentive program, our discretionary cash bonus program (introduced in 1992) offers incentives for short-term (annual) performance. The program is based on a combination of factors including net income, revenue, growth and various other criteria. We believe that, while short-term performance is important and should be rewarded, it is less important than long-term growth, profitability and stock price appreciation. Accordingly, the levels of compensation from the cash bonus program are significantly less than that potentially available from the stock incentive programs.

                                   401(k) PLAN

         We have a 401(k) plan (introduced in 1996) which assists employees in providing for their retirement.

POLICY ON DEDUCTIBILITY OF CERTAIN COMPENSATION

         A 1993 amendment to the Internal Revenue Code prohibits public companies from deducting annual compensation in excess of $1,000,000 paid to certain executive officers after 1993. We do not believe this restriction will affect our compensation decisions because of the relatively low levels of salary and cash bonus historically paid to the management of Eateries, Inc. Although the exercise of stock options could cause the $1,000,000 cap to be exceeded, we do not intend to consider the cap when awarding stock options.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Dr. Orza's current base salary is $325,000. We believe that the stability, growth and earnings of Eateries, Inc. in recent years justify the compensation paid to Dr. Orza.

Dated: April 1, 2002

The Compensation Committee of Eateries, Inc.
                                        Mr. Thomas F. Golden, Chairman
                                        Mr. Larry Kordisch

                                PERFORMANCE GRAPH

         This graph compares the six-year total return to shareholders (stock price appreciation plus reinvested dividends) for Eateries, Inc. common stock with the comparable return of two indexes: the CRSP Total Return Index for the NASDAQ Market and the NASDAQ Retail Trade Index. The graph assumes that you invested $100.00 in Eateries, Inc. common stock and in each of the indexes on December 31, 1996, and that all dividends were reinvested. Points on the graph represent the performance as of the last business day of each of the years indicated.

                                    [GRAPH]

Graph Dollar Values            1996       1997       1998      1999        2000       2001

Eateries, Inc.                 $100      $ 114       $173       $88         $77        $68

CRSP Total Return Index         100        122        173       321         193        153

NASDAQ Retail Trade Index       100        117        143       125          77        106

         Historical returns may not necessarily be indicative of actual returns, which may be achieved in the future.

                   OTHER INFORMATION ABOUT THE ANNUAL MEETING

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         Any shareholder who wishes to present a proposal at the 2003 Annual Meeting of Shareholders must deliver such proposal to the Secretary of Eateries, Inc. by December 31, 2002, for inclusion in our proxy, notice of meeting, and proxy statement for the 2003 Annual Meeting.

AUDITORS

         Arthur Andersen LLP audited our financial statements for the years ended December 30, 2001, December 31, 2000 and December 26, 1999. Their reports are included in the Eateries, Inc. Annual Report to Shareholders that accompanies this Proxy Statement.

         Representatives of Arthur Andersen LLP will be at the Annual Meeting and available to answer questions about their audit. They may make a statement if they wish. As in prior years, we have not asked the shareholders to ratify our selection of auditors because we believe that shareholder ratification is unnecessary.

WHO WILL BEAR THE COST OF SOLICITING THESE PROXIES?

         We will pay all of the cost of soliciting these proxies. In addition to mailing proxy-soliciting material, our officers and regular employees may also solicit proxies in person, by further mailing, or by telephone or telegraph. We will not compensate them for soliciting these proxies (other than their regular compensation). We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?

         If you would like a copy of our Annual Report on Form 10-K (including the financial statements and schedules to the report) for the year ended December 30, 2001 that we filed with the Securities and Exchange Commission, we will send you one without charge. Please write to or e-mail:

                                    Ms. Patricia L. Orza, Secretary
                                    Eateries, Inc.
                                    1220 South Santa Fe
                                    Edmond, Oklahoma 73003
                                    shareholder-requests@eats-inc.com

         If you would also like a copy of the exhibits to the Form 10-K, you must first send us payment for the cost of copying the exhibits. Contact Ms. Orza at (405) 705-5000 or at the e-mail address shown above for the copying cost.

                                           By order of the Board of Directors
                                           PATRICIA L. ORZA
April 20, 2002                             Secretary

                                   EXHIBIT "A"


                                 EATERIES, INC.

                           FIRST AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

                              (As of April 1, 2002)
ORGANIZATION

There shall be a committee of the board of directors to be known as the Audit Committee.

STATEMENT OF POLICY

The Audit Committee shall assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls, which management and the board of directors have established, and the audit process. Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. Members of the Audit Committee are not required to be accountants or auditors by profession or experts in the fields of accounting or auditing. Accordingly, the Audit Committee will rely, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representation of the independent auditors included in their report on the Company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Further, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements will be presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

Subject to the foregoing, in carrying out these responsibilities, the Audit Committee will:

         1. Provide an open avenue of communication between the internal audit function of the Company, the independent accountant, and the board of directors.

         2. Review and update the committee's charter as required.

         3. Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

         4. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

         5. Review the independence of the internal auditor function and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

         6. Inquire of management, the director of internal auditing, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

         7. Consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and plan of the internal auditors and the independent accountant.

         8. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

         9. Review with the director of internal auditing and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effect use of audit resources.

         10. Consider and review with the independent accountant and the director of internal auditing:

                  (a) The adequacy of the Company's internal controls including computerized information system controls and security.

                  (b) Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

         11. Review with management and the independent accountant at the completion of the annual examination:

                  (a) The Company's annual financial statements and related footnotes.

                  (b) The independent accountant's audit of the financial statements and his or her report thereon.

                  (c) Any significant changes required in the independent accountant's audit plan.

                  (d) Any serious difficulties or disputes with management encountered during the course of the audit.

                  (e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

         12. Consider and review with management and the director of internal auditing:

                  (a) Significant findings during the year and management's responses thereto.

                  (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

                  (c) Any changes required in the planned scope of their audit plan.

                  (d)      The internal audit function budget and staffing.

                  (e)      The internal audit function charter.

                  (f) Internal auditing compliance with the Standards for the Professional Practice of Internal Auditing (Standards).

         13. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents in consistent with the information contained in the financial statements.

         14. Review with management, the independent accountant, and the director of internal auditing the interim financial report before it is filled with SEC or other regulators.

         15. Review policies and procedures with respect to officer's expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the internal auditor or the independent accountant.

         16. Review with the director of internal auditing and the independent accountant the results of their review of the Company's monitoring compliance with the Company's code of conduct.

         17. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

         18. Meet with the director of internal auditing, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

         19. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

         20. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

         21. The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

         22. The committee will perform such other functions as assigned by law, the Company's charter of bylaws, or the board of directors.

The membership of the audit committee shall consist of at least three independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors upon the recommendation of the nominating committee.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.



-----------------------------------         -----------------------------------
Larry Kordisch                              Vincent F. Orza, Jr.
Chairman                                    Chairman of the Board
Audit Committee

[EATERIES INC LOGO]        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
1220 S. SANTA FE AVENUE    The undersigned hereby appoints Vincent F. Orza, Jr., James M. Burke and Edward D.
EDMOND, OK 73003           Orza as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of
                           Eateries, Inc. held of record by the undersigned on March 29, 2002, at the Annual
                           Meeting of Shareholders to be held on May 28, 2002, or any adjournment thereof.

ELECTION OF DIRECTORS      [ ] FOR all nominees listed below           [ ] WITHHOLD AUTHORITY
                           (except as marked to the contrary below)    to vote for all nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike through the nominee's name below.
The year in the parenthesis after each director's name indicates the year his term in office will expire if the
Proposed Amendments described in proposal 1 above are approved.

                           Thomas F. Golden (2002)                     Phillip Friedman (2002)




THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY
UPON THE NAMED PROXIES TO VOTE THE UNDERSIGNED'S SHARES ON ANY OTHER MATTERS WHICH MAY BE PROPERLY BROUGHT BEFORE THE
MEETING, INCLUDING VOTING AGAINST ANY DIRECTOR NOMINEES NOT IDENTIFIED ABOVE.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                       DATED:                                         ,2002
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                                                                       ----------------------------------------------------
                                                                                           (Signature)

                                                                       ----------------------------------------------------
                                                                                    (Signature if held jointly)

                                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                                                       PROMPTLY USING THE ENCLOSED ENVELOPE.
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